UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 15, 2008

VIEW SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                       000-30178                             59-2928366

(State or other jurisdiction                            (Commission                     (IRS Employer

        of incorporation)                                       File Number)                   Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR    240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On October 15, 2008, the Company’s Board of Directors approved the issuance of 5 million restricted shares of Company common stock each to directors Dr. Martin Maassen and Dr. Michael Bagnoli in exchange for their forgiveness of loans previously made to the Company, for a total of 10 million shares issued to them.  The dollar value of the debts paid off to Drs. Bagnoli and Maassen is $200,000 each, for a per share issuance price of $0.04 per share.

These debt conversion transactions were effected in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not constituting a public offering of securities because the shares were issued privately without general solicitation or advertising, and no selling commissions were paid.

Also on October 15, 2008, the Company issued 2,500,000 common shares to Starr Consulting, Inc. and its assigns in exchange for forgiveness of a promissory note made in favor of Starr Consulting, Inc. on August 7, 2006 and having a face amount of $50,000 plus interest accrued of $50,000.  The estimated price per share of the transaction is $0.04. The Company has agreed that it will issue additional shares to Starr Consulting, Inc. and its assigns if they fail to realize $100,000 in proceeds from their 2,500,000 shares within 90 days of issuance.  Starr Consulting, Inc. retained 500,000 shares and assigned 500,000 shares to each of the following entities: Power Network, Inc., BAF Consulting, Inc., New Age Sports, Inc., and Seville Consulting, Inc.

This debt conversion transaction was effected in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not constituting a public offering of securities because the shares were issued privately without general solicitation or advertising, and no selling commissions were paid.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

In connection with the issuance of ten million shares of common stock on October 15, 2008 to our directors Drs. Martin Maassen and Michael Bagnoli, a change of control passed from director and majority shareholder Mr. Gunther Than.  The description of the issuance of unregistered shares described in Item 3.02 above of this report is incorporated herein by reference.  Following the issuance of the shares described above, the majority ownership of the Company is as follows:

		NUMBER OF SHARES	PERCENT OF SHARES
NAME AND ADDRESS OF	TITLE	BENEFICIALLY	BENEFICIALLY
BENEFICIAL OWNER	OF CLASS	OWNED	OWNED

Michael L. Bagnoli	Common	5,009,000 (1)	36.4%
40 Redwood Court
Lafayette, Indiana 47905
Director, Secretary

Martin Maassen	Common	5,030,624 (2)	36.6%
1340 Fawn Ridge Drive
West Lafayette, Indiana 47906
Director

Gunther Than	Common	32,302	Less than 1%
1550 Caton Center Drive Suite E	Preferred	89,647	100%
Baltimore, Maryland 21227
Director, CEO

All Directors and Officers as a Group	Common	10,071,926	73.3%
	Preferred	89,647	100%

(1)   Represents 5,007,625 common shares held by Mr. Bagnoli, 500 common shares held by his spouse and

        875 common shares held by a trust.

(2)   Represents 5,021,249 common shares held by Mr. Maassen and his spouse and 9,375 common shares held by his spouse.

There are 13,747,163 shares of common stock outstanding following the transactions described above.  Mr. Than’s ownership of Series A preferred stock allows him to control 1,344,705 votes on all shareholder matters, or the equivalent of the right to vote 8.91% of all common shares.

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc. (Registrant)

Date: November 5, 2008

/s/ Gunther Than

Gunther Than, CEO

(Signature)*

 *Print name and title of the signing officer under his signature.